                                       Subsidiary                              State of Jurisdiction                  Owned (1)
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
1.         Arizona Factory Shops Limited Partnership                            Delaware                                      100
2.         Arizona Outlets, L.L.C.                                              Delaware                                      100
3.         Bend Factory Outlets Limited Partnership                             Delaware                                      100
4.         Birch Run Outlets II, L.L.C.                                         Delaware                                       30(2)
5.         Birch Run Outlets, L.L.C.                                            Delaware                                       30(2)
6.         BRWH, L.L.C.                                                         Delaware                                      100
7.         Buckeye Factory Shops Limited Partnership                            Delaware                                      100
8.         Camarillo Outlets Land II Limited Partnership                        Delaware                                      100
9.         Camarillo Outlets Land, L.L.C.                                       Delaware                                      100(3)
10.        Camarillo Outlets, L.L.C.                                            Delaware                                      100
11.        Carolina Factory Shops Limited Partnership                           Delaware                                      100
12.        Castle Rock Factory Shops Partnership                                Colorado                                      100
13.        Chesapeake Development Limited Partnership                           Delaware                                      100
14.        Coral Isle Factory Shops Limited Partnership                         Delaware                                      100
15.        DesignerConnection.com, Inc.                                         Maryland                                      100(3)
16.        E-Outlets Resolution Corp.                                           Maryland                                       99(4)
17.        Factory Outlets at Post Falls Limited Partnership                    Delaware                                      100
18.        Fine Furniture Direct, Inc.                                          Maryland                                    44.57(5)
19.        Finger Lakes Outlet Center, L.L.C.                                   Delaware                                      100
20.        First HGI, Inc.                                                      Delaware                                      100
21.        First Horizon Group Limited Partnership                              Delaware                                      100
22.        Florida Keys Factory Shops Limited Partnership                       Illinois                                      100
23.        Gainesville Factory Shops Limited Partnership                        Illinois                                      100
24.        Grove City Factory Shops Partnership                                 Pennsylvania                                  100
25.        Gulf Coast Factory Shops Limited Partnership                         Illinois                                      100
26.        Gulfport Factory Shops Limited Partnership                           Delaware                                      100
27.        Hagerstown Outlets, L.L.C.                                           Delaware                                       30(2)
28.        Huntley Factory Shops Limited Partnership                            Illinois                                      100
29.        Kansas City Factory Shops Limited Partnership                        Delaware                                      100
30.        Latham Factory Stores Limited Partnership                            Delaware                                      100
31.        Loveland Factory Shops Limited Partnership                           Delaware                                      100
32.        Magnolia Bluff Factory Shops Limited Partnership                     Delaware                                      100
33.        Market Street, Ltd.                                                  Tennessee                                      98
34.        Melrose Place, Ltd.                                                  Tennessee                                     100
35.        MG Long Island Limited Partnership                                   Virginia                                       95
36.        MG Patchogue II Limited Partnership                                  Virginia                                       51
37.        MG Patchogue Limited Partnership                                     D.C.                                           50
38.        Nebraska Crossing Factory Shops Limited Partnership II               Delaware                                      100
39.        New River Outlets, L.L.C.                                            Delaware                                      100
40.        Oak Creek Factory Outlets Limited Partnership                        Delaware                                      100
41.        Ohio Factory Shops Partnership                                       Ohio                                          100
42.        Outlet Shops at Camarillo Limited Partnership                        Delaware                                      100
43.        Outlet Village Mall of St. Louis Limited Partnership, L.L.L.P.       Delaware                                       75
44.        Outlet Village of Hagerstown Limited Partnership                     Delaware                                       30(2)
45.        Outlet Village of Kittery Limited Partnership                        Delaware                                      100
46.        Outlet Village of Lebanon Limited Partnership                        Delaware                                      100
47.        Outlet Village of Puerto Rico Limited Partnership, S.E.              Delaware                                      100
48.        Outlet Village of St. Louis Limited Partnership, L.L.L.P.            Delaware                                      100
49.        Oxnard Factory Outlet Partners                                       California                                     50
50.        Oxnard Factory Shops Limited Partnership                             Delaware                                      100
51.        Oxnard Outlets, L.L.C.                                               Delaware                                      100
52.        Prime Bellport Land, L.L.C.                                          Delaware                                      100
53.        Prime Hagerstown Land, L.L.C.                                        Delaware                                      100
54.        Prime Lee Development Limited Partnership                            Delaware                                      100
55.        Prime Northgate Plaza Limited Partnership                            Delaware                                      100
56.        Prime Outdoor, L.P.                                                  Delaware                                      100
57.        Prime Outlets at Edinburgh Land, L.L.C.                              Delaware                                      100
58.        Prime Outlets at Hagerstown Management, L.L.C.                       Delaware                                      100
59.        Prime Outlets at Niagara Falls USA Limited Partnership               Delaware                                      100
60.        Prime Outlets at Perryville Limited Partnership                      Maryland                                      100
61.        Prime Outlets at Perryville, Inc.                                    Maryland                                      100
62.        Prime Outlets at San Marcos II Limited Partnership, L.L.C.           Delaware                                      100
63.        Prime Outlets at Williamsburg II Limited Partnership                 Delaware                                      100

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

                                       Subsidiary                              State of Jurisdiction                  Owned (1)
------------------------------------------------------------------------------------------------------------------------------------
64.        Prime Retail Capital I, L.L.C.                                       Delaware                                      100
65.        Prime Retail Capital III, L.L.C.                                     Delaware                                      100
66.        Prime Retail Capital IV, L.L.C.                                      Delaware                                      100
67.        Prime Retail Capital, L.L.C.                                         Delaware                                      100
68.        Prime Retail E-Commerce, Inc.                                        Maryland                                      100(6)
69.        Prime Retail Europe, L.L.C.                                          Delaware                                      100
70.        Prime Retail Europe, L.P.                                            Delaware                                      100
71.        Prime Retail Finance II, Inc.                                        Maryland                                      100
72.        Prime Retail Finance III, Inc.                                       Maryland                                      100
73.        Prime Retail Finance IV, Inc.                                        Maryland                                      100
74.        Prime Retail Finance IX, Inc.                                        Maryland                                      100
75.        Prime Retail Finance Limited Partnership                             Delaware                                      100
76.        Prime Retail Finance V, Inc.                                         Maryland                                      100
77.        Prime Retail Finance VI, L.L.C.                                      Delaware                                      100
78.        Prime Retail Finance VII, Inc.                                       Maryland                                      100
79.        Prime Retail Finance VIII, Inc.                                      Maryland                                      100
80.        Prime Retail Finance X, Inc.                                         Maryland                                      100
81.        Prime Retail Finance XI, Inc.                                        Maryland                                      100(2)
82.        Prime Retail Finance XII, Inc.                                       Maryland                                      100
83.        Prime Retail Finance, Inc.                                           Maryland                                      100
84.        Prime Retail Furniture, Inc.                                         Maryland                                      100(6)
85.        Prime Retail Management Limited Partnership                          Delaware                                      100
86.        Prime Retail Services Limited Partnership                            Delaware                                      100
87.        Prime Retail Services, Inc.                                          Maryland                                      100(6)
88.        Prime Retail Stores, Inc.                                            Maryland                                      100(6)
89.        Prime Warehouse Row Limited Partnership                              Illinois                                      100
90.        Prime Williamsburg Development, L.L.C.                               Delaware                                      100
91.        San Marcos Factory Stores, Ltd.                                      Texas                                         100
92.        Second HGI, Inc.                                                     Delaware                                      100
93.        Second Horizon Group Limited Partnership                             Delaware                                      100
94.        Shasta Outlet Center Limited Partnership                             Delaware                                      100
95.        Sun Coast Factory Shops Limited Partnership                          Delaware                                      100
96.        The Prime Outlets at Bellport I, L.L.C.                              Delaware                                      100
97.        The Prime Outlets at Bellport II, L.L.C.                             Delaware                                      100
98.        The Prime Outlets at Birch Run, L.L.C.                               Delaware                                      100
99.        The Prime Outlets at Calhoun Limited Partnership                     Delaware                                      100
100.       The Prime Outlets at Camarillo, L.L.C.                               Delaware                                      100
101.       The Prime Outlets at Conroe Limited Partnership                      Delaware                                      100
102.       The Prime Outlets at Edinburgh Limited Partnership                   Delaware                                      100
103.       The Prime Outlets at Edinburgh, L.L.C.                               Delaware                                      100
104.       The Prime Outlets at Gilroy Limited Partnership                      Delaware                                      100
105.       The Prime Outlets at Jeffersonville, L.L.C.                          Delaware                                      100
106.       The Prime Outlets at Kenosha II Limited Partnership                  Delaware                                      100
107.       The Prime Outlets at Lebanon Limited Partnership                     Illinois                                      100
108.       The Prime Outlets at Lee Limited Partnership                         Delaware                                      100
109.       The Prime Outlets at Michigan City Limited Partnership               Delaware                                      100
110.       The Prime Outlets at Vero Beach Limited Partnership                  Delaware                                      100
111.       The Prime Outlets at Williamsburg, L.L.C.                            Delaware                                      100
112.       The Prime Outlets at Woodbury, L.L.C.                                Delaware                                      100
113.       Triangle Factory Stores Limited Partnership                          Illinois                                      100
114.       Warehouse Row II Limited Partnership                                 Tennessee                                     100
115.       Warehouse Row, Ltd.                                                  Tennessee                                      99
116.       Weisgarber Partners, Ltd.                                            Tennessee                                     100
117.       Williamsburg Outlets, L.L.C.                                         Delaware                                       30(2)
118.       Triple Outlet World Joint Venture                                    Florida                                        30(2)

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1 Reflects  collective  ownership  interests  of Prime  Retail,  Inc.  and Prime
  Retail, L.P.
2 Owned through Prime Retail, L.P.'s ownership of BRWH, L.L.C.
3 Owned by Prime Retail Stores, Inc.
4 Owned by Prime Retail E-Commerce, Inc.
5 Owned by Prime Retail Furniture, Inc.
6 Ownership of 100% of Preferred Stock